                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-101487


                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
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                          FS VARIABLE SEPARATE ACCOUNT

                               SUPPLEMENT TO THE:
                               WM DIVERSIFIED III
                  VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 2006

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The following replaces in its entirety the third paragraph under the "Optional Maximum Anniversary Value Death Benefit" heading in the prospectus:

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.



Dated: June 15, 2006


                Please keep this supplement with your prospectus



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